UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2021

EVgo Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39572	85-2326098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11835 West Olympic Boulevard Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 494-3833

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value	EVGO	Nasdaq Global Select Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	EVGOW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.01Completion of Acquisition or Disposition of Assets.

On July 9, 2021, a subsidiary of EVgo Inc. (“EVgo”) acquired Recargo, Inc. (“Recargo”) from an affiliate of innogy SE, a European electric utility company based in Germany, for $25 million in cash, including repayment of $3.0 million of indebtedness, pursuant to the Stock Purchase Agreement, dated July 9, 2021, by and among innogy e-Mobility US LLC, innogy SE solely in its capacity as guarantor, and EVgo Recargo HoldCo LLC (the “SPA”). Recargo is an electric vehicle (EV), cloud-based data solution provider formed in 2009 and focused on EV app development, market research, data licensing, reporting and advertising.

The above description does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 7.01Regulation FD Disclosure.

On July 14, 2021, EVgo issued a press release announcing the acquisition of Recargo. A copy of such press release is furnished as Exhibit 99.1 hereto.

The information in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits.

(d)List of Exhibits.

Exhibit No.	Description
10.1*	Stock Purchase Agreement, dated July 9, 2021, by and among innogy e-Mobility US LLC, innogy SE solely in its capacity as guarantor, and EVgo Recargo HoldCo LLC.
99.1	Press release, dated July 14, 2021.

*

The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). EVgo agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVgo Inc.

Date: July 14, 2021	By:	/s/ Olga Shevorenkova
	Name:	Olga Shevorenkova
	Title:	Chief Financial Officer